Note 11 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
11.           Commitments and Contingencies:

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.

On December 5 and December 16 of 2013, the Company agreed to acquire two newbuilding product/chemical tankers with attached time charters attached from two entities affiliated with the Company's President, Chief Executive Officer and Director, Evangelos J. Pistiolis. The newbuilding vessels are scheduled for delivery from Hyundai Mipo Dockyard Co., Ltd. in the first and third quarter of 2015. The purchase price of the newbuilding vessels is $35,000 and $37,000 respectively, and is payable as follows: 20% as an initial deposit and 80% on delivery of the vessels (see Note 5).

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.